Exhibit 99.4

PRESS RELEASE
FOR IMMEDIATE RELEASE

Big Lots Announces Quarterly Dividend on Common Shares

Columbus, Ohio – December 1, 2022 – Big Lots, Inc. (NYSE: BIG) today announced that on November 29, 2022 the Board of Directors declared a quarterly cash dividend of $0.30 per common share for the fourth quarter of fiscal 2022.

The dividend will be paid on December 28, 2022, to shareholders of record as of the close of business on December 14, 2022.

About Big Lots, Inc.
Headquartered in Columbus, Ohio, Big Lots, Inc. (NYSE: BIG) is one of America’s largest home discount retailers, operating more than 1,450 stores in 48 states, as well as a best-in-class ecommerce platform with expanded fulfillment and delivery capabilities. The Company’s mission is to help customers “Live Big and Save Lots” by offering unique treasures and exceptional bargains on everything for their home, including furniture, seasonal decor, kitchenware, pet supplies, food items, laundry and cleaning essentials and more. Big Lots is the recipient of Home Textiles Today's 2021 Retail Titan Award. For more information about the company or to find the store nearest you, visit biglots.com.

Cautionary Statement Concerning Forward-Looking Statements
Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “approximate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance and are applicable only as of the dates of such statements. Although the company believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect business, financial condition, results of operations or liquidity.

Forward-looking statements that the company makes herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, developments related to the COVID-19 coronavirus pandemic, current economic and credit conditions, the cost of goods, the inability to successfully execute strategic initiatives, competitive pressures, economic pressures on customers and the company, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of the company’s most recent Annual Report on Form 10-K, and other factors discussed from time to time in other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures the company makes on related subjects in public announcements and SEC filings.

CONTACTS:

Investor Relations
Alvin Concepcion
aconcepc@biglots.com
614-278-2705

Tom Filandro
Tom.filandro@icrinc.com
646-277-1235

Media Relations
Josh Chaney
jchaney@biglots.com
614-398-8896